EXHIBIT 10O

                               FIRST AMENDMENT TO
                              REVOLVING CREDIT AND
                               SECURITY AGREEMENT

      THIS FIRST AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this "First Amendment") executed and delivered as of June 29, 2004, by and between WACHOVIA BANK, National Association (?Bank?), and among AUTOINFO, INC., a Delaware corporation, SUNTECK TRANSPORT CO., INC., a Florida corporation and SUNTECK TRANSPORT & LOGISTICS, INC., a Florida corporation (collectively, the "Borrower").

                                    RECITALS:

      A. On May 23, 2003, Borrower and Bank, executed and delivered that certain Revolving Credit and Security Agreement (the Credit Agreement) under the terms of which Bank provided a line of credit to Borrower in the amount of $1,500,000.

      B. The parties desire to make certain changes to the terms of the Credit Agreement as described herein;

      NOW, THEREFORE, in consideration of the agreements set forth herein and other good and valuable consideration, the Bank and the Borrower hereby agree as follows:

1. Definitions. All capitalized terms used herein shall have the same meanings as used in the Credit Agreement, unless otherwise defined in this First Amendment and the rules of construction set forth in the Credit Agreement shall apply to this First Amendment. Any reference herein to the Credit Agreement shall mean the Credit Agreement as amended by this First Amendment.

2. Amendments.

            A. Eligible Accounts. The definition of Eligible Accounts in Exhibit 1 to the Credit Agreement is hereby amended and restated to read as follows:

            (i) Subsection (b) of the definition of Eligible Accounts is amended and restated to read as follows: (b) all Accounts owed by an Account Debtor if more than fifty percent (50%) of the Accounts owed by such Account Debtor to Borrower are deemed ineligible hereunder;

            (ii) Subsection (m) of the definition of Eligible Accounts is amended and restated to read as follows: (m) Accounts for which the total of all Accounts from an Account Debtor (together with the Affiliates of the Account Debtor) exceed ten percent (10%) of the total Accounts of Borrower (twenty percent (20%) with respect to MegaSys, Inc.), to the extent of such excess;

            B.    Maximum Loan Amount.  The definition of Maximum Loan Amount in
                  Exhibit 1 to the Credit Agreement is hereby amended and restated to read as follows:

                  Maximum Loan Amount means Two Million Five Hundred Thousand Dollars ($2,500,000).

            C. Termination Date. The definition of Termination Date in Exhibit 1 to the Credit Agreement is hereby amended and restated to read as follows:

                  "Termination Date" means June 30, 2005 (unless extended in writing by Bank).

            D. Delivery of Certain Financial Information The references to "fifteen (15) days" in Sub-Sections 5.6 (a) and (f) of the Credit Agreement are hereby deleted and replaced by "twenty (20) days". Subsection 5.6(b) of the Credit Agreement is amended by : (i)

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            deleting the  reference to "fifteen (15) days" and inserting it with
            "thirty (30) days", and (ii) deleting the reference to "monthly" and replacing it with "quarterly".

            E. Other Covenants. Section 7 of the Credit Agreement entitled Other Covenants of Borrower is hereby amended as follows:

            (i) Current Ratio. Add the following as a new sentence at the end of the section entitled Current Ratio: "Current Ratio" shall mean the ratio of current assets to current liabilities. This ratio shall be calculated annually.

            (ii) Fixed Charge Coverage Ratio. In the section entitled, Fixed Charge Coverage Ratio delete "This covenant shall be computed quarterly on a rolling four quarters basis" and insert as a replacement: "This covenant shall be calculated annually".

            (iii) Total  Liabilities  to  Effective  Net  Worth  Ratio.  Add the
                  following as a new sentence at the end of the section entitled "Total Liabilities to Effective Net Worth Ratio": "This ratio shall be calculated annually".

            (iv) Capital Expenditures Requirement. Add the following at the end of the section entitled Capital Expenditures Requirement :
                  "This covenant shall be calculated annually".

            (v) Subordinated Debt. Delete the section titled "Subordinated Debt" from Section 7 of the Credit Agreement.

3. Effectiveness. The effectiveness of this First Amendment shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 3:

      a. Delivery of Documents. The Bank shall have received counterparts of the following documents executed by the Borrower and dated as of the date hereof:

            (i)   this First Amendment;

            (ii) that certain Renewal Revolving Promissory Note dated of even date herewith

            (iii) such documents,  certificates,  affidavits and acknowledgments as may be reasonably required by the Bank to consummate the transaction contemplated by this First Amendment.

      b. Other Conditions Precedent. Borrower shall pay Bank a commitment fee of $25,000.00 plus Banks reasonable attorneys fees and costs incurred in connection with the transaction contemplated by this First Amendment.

4. No Event of Default/Representations and Warranties. The Borrower certifies to the Bank that Borrower has kept, observed, performed and fulfilled each and every covenant, provision and condition of the Credit Agreement and each other Loan Document to which Borrower is a party on its part to be performed and that no Event of Default has occurred with respect to Borrower under the Credit Agreement or any other Loan Document to which Borrower is a party. The Borrower further certifies to Bank that, both immediately before and after giving effect to this First Amendment, the representations and warranties set forth in Article 4 of the Credit Agreement with respect to the Borrower, are true and correct in all material respects on and as of the date of this First Amendment.

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5. Credit  Agreement  Confirmed.  This First  Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect.

6. Miscellaneous.

      a. Invalidity. In the event that any one or more of the provisions contained in this First Amendment shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

      b. Counterparts. This First Amendment may be executed in several counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

      c. Reference. From and after the effective date hereof, all references to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended by this First Amendment.

      d.  Governing  Law.  This  First   Amendment  shall  be  governed  by  and
interpreted and enforced in accordance with the laws of the State of Florida.

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      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first above written.

                                            "BANK"

                                            WACHOVIA BANK, NATIONAL ASSOCIATION


                                            By: David C. Jackson
                                                ----------------
                                            Name:   David C. Jackson
                                            Title:   Vice President

                                            "BORROWER"

                                             AutoInfo, Inc.


                                                 By: William I. Wunderlich
                                                     ---------------------
                                                 Name: William I. Wunderlich
                                                 Its: Chief Financial Officer

Sunteck Transport Co., Inc.

                                                 By: William I. Wunderlich
                                                     ---------------------
                                                 Name: William I. Wunderlich
                                                 Its: Chief Financial Officer

Sunteck Transport & Logistics, Inc.

                                                 By: William I. Wunderlich
                                                     ---------------------
                                                 Name: William I. Wunderlich
                                                 Its:  Chief Financial Officer